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                                                                 EXHIBIT 10.18

     THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE THEREWITH. THE WARRANT REPRESENTED BY THIS INSTRUMENT IS SUBJECT TO THE PROVISIONS OF A SECURITY HOLDER'S AGREEMENT DATED AS OF MARCH 8TH, 1996, BY AND BETWEEN THE COMPANY AND THE HOLDER NAMED THEREIN, AS IT MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE CORPORATION.


                         ACCESS RADIOLOGY CORPORATION
                         COMMON STOCK PURCHASE WARRANT


WARRANT NO.                     __________ SHARES          DATE:_______
HOLDER:


     1.  Right to Purchase; Exercise Price. Subject to the terms and conditions
         ---------------------------------
set forth herein, the holder of this Warrant shall have the right to purchase from ACCESS RADIOLOGY CORPORATION (the "Company"), and the Company shall issue
and sell to ____________________ ("the Holder"),(    ,     ) fully paid and non-
                                                 ----------
assessable shares of Common Stock of the Company at a price of $.50 per share (the "Exercise Price"). This Warrant may be exercised in whole or in part on any business day on or after the date of issue until the close of business on March 31, 2001, after which this Warrant shall cease to be exerciseable. The Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant are subject to adjustment as provided in Section 3.

     2.  Procedure For Exercise. (a) This Warrant shall be exercised by
         ----------------------
surrender to the Company at its principal office of this Warrant, with the form of election to purchase set forth as Exhibit 1 duly completed and signed by the holder, and upon payment of the Exercise Price to the Company by certified or official bank check or by wire transfer. Upon receipt of this Warrant, with the form of election to purchase set forth as Exhibit 1 duly completed and executed by the holder, and payment of the Exercise Price as provided above, the Company will promptly deliver to the holder a certificate for the Common Stock issuable upon exercise, registered in the name of the holder.

     (b) In case the holder shall exercise this Warrant with respect to fewer than all of the shares of Common Stock subject hereto, a new Warrant shall be issued by the Company to the holder evidencing the right to purchase those shares of Common Stock with respect to which this Warrant remains unexercised.

     (c) If any fractional share of Common Stock would be delivered upon exercise, the Company may issue such fractional share or pay to the holder an amount in cash equal to the fair market value of such fractional share as determined in good faith by the Board of Directors of the Company.

     3.  Adjustments. (a) In case the Company shall at any time subdivide (by
         -----------
any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

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ACCESS Radiology Corporation                                         Page 1 of 4
Warrant
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     (b) If any merger or consolidation of the Company with or into any other entity, any sale or other disposition of all or substantially all of the Company's assets, or any capital reorganization or reclassification of the capital stock of the Company shall be effected, in any such case in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such merger or consolidation, sale or other disposition of assets or reorganization or reclassification, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such exercise had such merger or consolidation, sale or other disposition of all or substantially all assets or reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustment of the Exercise Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

     (c) Upon each adjustment of the Exercise Price pursuant to paragraph (a) of this Section 3, this Warrant shall, after such adjustment, represent the right to purchase, at the adjusted Exercise Price, a number of shares of Common Stock obtained by (i) multiplying the number of shares purchasable upon the exercise of this Warrant prior to such adjustment by the Exercise Price in effect prior to such adjustment and (ii) dividing the product so obtained by the Exercise Price in effect after such adjustment.

     (d) Upon any adjustment of the Exercise Price or the number of shares of Common Stock purchasable upon exercise of this Warrant, then and in each such case the Company shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Exercise Price and number of shares resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

     (e) In case at any time:

               (1) the Company shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

               (2) the Company shall offer for subscription pro rata to the
                                                            --- ----
holders of its Common Stock any additional shares of stock of any class or other rights;

               (3) there shall be any capital reorganization or reclassification of the capital stock of the Company, or a consolidation or merger of the Company with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all of the assets of the Company; or

               (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to the holder at the address of the holder as shown on the books of the Company, (a) at least 20 days' prior written notice of the date on which the books of the Company shall close or a record shall be

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ACCESS Radiology Corporation                                         Page 2 of 4
Warrant
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taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and
(b) in the case of such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

     (f) The Company will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise in full of this Warrant. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Exercise Price in effect at the time. The Company will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock issued and issuable after such action upon exercise of this Warrant would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

     (g) As used in this Warrant, the term "Common Stock" shall mean and include the Company's authorized Common Stock, par value $.01 per share, as constituted on the date of this Warrant, and shall also include any capital stock of any class of the Company thereafter authorized which shall neither be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares of Common Stock issuable upon exercise of this Warrant shall include only shares designated as Common Stock of the Company on the date of this Warrant, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in paragraph 3(b).

     4.  Restrictions on Transfer.  The holder understands that (i) this Warrant
         ------------------------
and the Common Stock issuable upon exercise hereof have not been registered under the Securities Act of 1933 or any state securities law by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and such state laws,
(ii) this Warrant and the Common Stock issuable upon exercise hereof must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and such state securities laws or is exempt from such registration, (iii) this Warrant and the Common Stock issuable upon conversion thereof will bear a legend to such effect, and (iv) the Company will make a notation on its transfer books to such effect.


     5.  Miscellaneous. (a) This Warrant shall be governed by and construed in
         -------------
accordance with the laws of the State of Delaware.

     (b) This Warrant may be amended or modified, and any provision hereof may be waived, with and only with the written consent of the Company and the holder.

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ACCESS Radiology Corporation                                         Page 3 of 4
Warrant
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     (c) Subject to the restrictions on transfer contained herein, this Warrant shall be binding upon and inure to the benefit of the parties and their respective successors, assigns, heirs and personal representatives, and shall be binding upon any permitted assignee or transferee of this Warrant.

     (d) The titles and subtitles used in this Warrant are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

     IN WITNESS WHEREOF, this Warrant has been executed by ACCESS RADIOLOGY CORPORATION as of the date first above written.



ACCESS RADIOLOGY CORPORATION



By:_____________________________
   Scott S. Sheldon--President

________________________________________________________________________________
ACCESS Radiology Corporation                                         Page 4 of 4
Warrant
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Exhibit 1
to Form of Warrant


                              NOTICE OF EXERCISE


To ACCESS Radiology Corporation:

   The undersigned, the holder of Common Stock Purchase Warrant No.      of
                                                                --------
ACCESS Radiology Corporation (the "Company") hereby irrevocably elects to exercise the holder's right to purchase ___________ shares of Common Stock of the Company subject to such Warrant. The holder is delivering with this notice the Warrant and payment of the aggregate exercise price of $__________ by certified or official bank check or wire transfer as provided in the Warrant.


                            Signed:

                            __________________________________

                            Name of Holder:

                            __________________________________

                            Address:

                            __________________________________

                            __________________________________